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                                     EXHIBIT

                                      23.1

            Consent of Price Waterhouse, Certified Public Accountants


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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of M.D.C. Holdings, Inc. of our report dated February 10, 1994, which appears on page F-2 of M.D.C. Holdings Inc.'s Annual Report on Form 10-K for the year ended December 31, 1993.



/s/ Price Waterhouse

PRICE WATERHOUSE


Los Angeles, California
June 27, 1994